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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported):               JULY 9, 1999




                            HORIZON GROUP PROPERTIES, INC.
                (Exact name of registrant as specified in its charter)



        MARYLAND                      0-24123                   38-3407933
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



77 WEST WACKER DRIVE, SUITE 4200
CHICAGO, ILLINOIS                                                60601
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code             (312) 917-8870

                                    No Change
          (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS.

     On July 9, 1999, Horizon Group Properties, Inc. (the "Company") completed a $46.6 million debt financing with Morgan Guaranty Trust Company of New York. The financing consists of (i) nonrecourse loans totaling $22.85 million secured by three factory outlet centers located in Daleville, Indiana, Somerset, Pennsylvania and Tulare, California and (ii) nonrecourse loans totaling $23.75 million secured by three factory outlet centers located in Gretna, Nebraska, Sealy, Texas and Traverse City, Michigan. The loans bear interest at a fixed rate of 8.46%, mature on August 1, 2009 and require the monthly payment of interest and principal pursuant to a 25 year amortization schedule. The proceeds from the loans together with Company funds were used to repay $46.8 million of indebtedness under the Company's credit facility with Capital Company of America (formerly Nomura Asset Capital Corporation).

         The Company issued a press release on July, 12, 1999, a copy of which is attached hereto as Exhibit 99.8.

                                       2



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.



          Number     Description
          ------     -----------

          10.20 Fixed Rate Note dated as of July 9, 1999 between Gretna, Sealy, Traverse City Outlet Centers, L.L.C. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Gretna, Nebraska.

          10.21 Deed of Trust and Security Agreement for the benefit of Morgan Guaranty Trust Company of New York, as lender, from Gretna, Sealy, Traverse City Outlet Centers, L.L.C., as borrower, related to the financing of the factory outlet center in Gretna, Nebraska.

          10.22 Guaranty for the benefit of Morgan Guaranty Trust Company of New York by Horizon Group Properties, Inc. related to the Gretna, Sealy and Traverse City loans.

          99.8 Press Release issued by the Company on July 12, 1999 regarding the financing of six of the Company's factory outlet centers.



                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HORIZON GROUP PROPERTIES, INC.
                              (Registrant)

Date: August 3, 1999
                              By:       /s/ Gary J. Skoien
                                        ------------------------
                              Name:     Gary J. Skoien
                              Title:    President and Chief Executive Officer



                                       4

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                                  EXHIBIT INDEX



          Number     Description
          ------     -----------

          10.20 Fixed Rate Note dated as of July 9, 1999 between Gretna, Sealy, Traverse City Outlet Centers, L.L.C. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Gretna, Nebraska.


          10.21 Deed of Trust and Security Agreement for the benefit of Morgan Guaranty Trust Company of New York, as lender, from Gretna, Sealy, Traverse City Outlet Centers, L.L.C., as borrower, related to the financing of the factory outlet center in Gretna, Nebraska.

          10.22 Guaranty for the benefit of Morgan Guaranty Trust Company of New York by Horizon Group Properties, Inc. related to the Gretna, Sealy and Traverse City loans.

          99.8 Press Release issued by the Company on July 12, 1999 regarding the financing of six of the Company's factory outlet centers.